EXHIBIT 4(b)
  REGISTERED                                                   PRINCIPAL AMOUNT
  No. 1                                                        $200,000,000
  CUSIP 912912AR3

                         U S WEST CAPITAL FUNDING, INC.
                           6-1/2% Debentures due 2018
                   Unconditionally Guaranteed as to Payment of
                   Principal, Premium, if any, and Interest by
                                 U S WEST, INC.

                  Unless and until it is exchanged in whole or in part for Debentures in definitive form, this Debenture may not be transferred except as a whole by the Depositary to a nominee of the Depositary, or by a nominee of the Depositary to the Depositary or another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, since the registered owner hereof, Cede & Co., has an interest herein.


         U S WEST Capital Funding, Inc., a corporation duly organized and existing under the laws of the State of Colorado (herein called the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of

                   $200,000,000 (Two Hundred Million Dollars)

  on November 15, 2018, by wire transfer of immediately available funds in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts and to pay interest semiannually on each May 15 and November 15, commencing May 15, 1999, on said principal sum at the rate per annum specified in the title of this Debenture, in the same manner, in like coin or currency, from the fifteenth day of May or November, as the case may be, to which interest on this Debenture has been paid preceding the date hereof (unless the date hereof is a May 15 or November 15 to which interest has been paid, in which case from the date hereof, or unless the date hereof is prior to the first payment of interest, in which case from November 18, 1998) until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, unless this Debenture shall be authenticated at a time when there is an existing default in the payment of interest on the Debentures, if the date hereof is between May 1 and the immediately following May 15 or is between November 1 and the immediately following November 15, this Debenture shall bear interest from such May 15 or November 15; provided, however, that if the Company shall default in the payment of interest due on such May 15 or November 15, then this Debenture shall bear interest from the next preceding date to which interest has been paid or, if no interest has been paid on this Debenture, from November 18, 1998. The interest so payable on any May 15 or November 15 will, subject to certain exceptions provided in the Indenture referred to herein, be paid to the person in whose name this Debenture shall be registered at the close of business on the May 1 prior to such May 15 or the November 1 prior to such November 15 unless such May 1 or November 1 shall be a Legal Holiday (as defined in said Indenture), in which event the next preceding day that is not a Legal Holiday. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

         This Debenture is one of the duly authorized issue of Debentures of the Company, designated as set forth herein (the "Debentures"), limited to the aggregate principal amount of $400,000,000, all issued or to be issued under and pursuant to an Indenture dated as of June 29, 1998, as amended, modified or supplemented from time to time (as so amended, modified or supplemented, the "Indenture"), duly executed and delivered by the Company and U S WEST, Inc. (the "Guarantor") to The First National Bank of Chicago, as trustee (herein referred to as the "Trustee"), to which Indenture and all Indentures supplemental thereto reference is hereby made for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Trustee, the Company, the Guarantor and the Holders (the words "Holders" or "Holder" meaning the registered holders or registered holder of the Debentures).

         In case an Event of Default shall occur and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

         The Indenture contains provisions permitting the Company, the Guarantor and the Trustee, with the written consent of the Holders of a majority in principal amount of the outstanding Securities of each series affected by a supplemental indenture (with each series voting as a class), to enter into a supplemental indenture to add any provisions to or to change or eliminate any provisions of the Indenture or of any supplemental indenture or to modify, in each case in any manner not covered by provisions in the Indenture relating to amendments and waivers without the consent of Holders, the rights of the Holders of each such series. The Holders of a majority in principal amount of the outstanding Securities of each series affected by such waiver (with each series voting as a class), by notice to the Trustee, may waive compliance by the Company or the Guarantor with any provision of the Indenture, any supplemental indenture or the Securities of any such series, except a Default in payment of the principal of or interest on any Security. However, without the consent of each Holder affected, an amendment or waiver may not: (1) reduce the amount of Securities whose Holders must consent to an amendment or waiver; (2) change the rate of or change the time for payment of interest on any Security; (3) change the principal of or change the fixed maturity of any Security; (4) waive a Default in the payment of the principal of or interest on any Security; (5) make any Security payable in money other than that stated in the Security; or (6) make any change in the provisions of the Indenture: (i) with respect to the right of the Holders of a majority in principal amount of any series of Securities, by notice to the Trustee, to waive an existing Default with respect to that series and its consequences; (ii) with respect to the right of any Holder of a Security to receive payment of principal of and interest on the Security, on or after the respective due dates expressed in the Security, the right of any Holder of a coupon to receive payment of interest due as provided in such coupon, or the right to bring suit for enforcement of any such payments on or after their respective dates; and (iii) described in this sentence.

         This Debenture will be redeemable at the option of the Company, in whole at any time or in part from time to time, at a redemption price equal to the greater of (i) 100% of the principal amount of this Debenture to be redeemed and (ii) the sum, as determined by the Quotation Agent (as defined below), of the present values of the principal amount of this Debenture to be redeemed and the remaining scheduled payments of interest on the principal amount of this Debenture to be redeemed from the redemption date to November 15, 2018 (the "Remaining Life"), discounted from their respective scheduled payment dates to the redemption date on a semiannual basis (assuming a 360-day year consisting of 30-day months) at the Treasury Rate (as defined below) plus 25 basis points, plus, in either case, accrued interest thereon to the date of redemption.

         "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the Remaining Life that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity with the Remaining Life.

         "Comparable Treasury Price" means, with respect to any redemption date, the average of five Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or if the Trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such quotations.

         "Quotation Agent" means the Reference Treasury Dealer appointed by the Company.

     "Reference Treasury Dealer" means each of: J.P. Morgan Securities Inc., Lehman Brothers Inc., Merrill Lynch Government Securities Inc. and Salomon Smith Barney Inc., and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

         "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

         "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual yield to maturity of the Comparable Treasury Issue, calculated on the third Business Day preceding such redemption date using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

         Notice of any redemption will be mailed at least 30 days but not more than 90 days before the redemption date to the Holder hereof at its registered address. Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the principal amount of this Debenture called for redemption.

         If money sufficient to pay the redemption price with respect to and accrued interest on the principal amount of this Debenture to be redeemed on the redemption date is deposited with the Trustee on or before the redemption date and certain other conditions are satisfied, then on and after such date, interest will cease to accrue on the principal amount of this Debenture called for redemption.

         Except as provided above, this Debenture is not redeemable by the Company prior to maturity and is not subject to any sinking fund.

         No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Debenture at the place, at the respective times, at the rate, and in the coin or currency herein prescribed.

         No director, officer, employee or stockholder, as such, of the Company or the Guarantor shall have any liability for any obligations of the Company under this Debenture or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder, by accepting this Debenture, waives and releases all such liability. The waiver and release are part of the consideration for the issue of this Debenture and the Guarantee endorsed hereon.

         The laws of the State of New York shall govern the Indenture and this Debenture.

         Ownership of Debentures shall be proved by the register for the Debentures kept by the Registrar. The Company, the Guarantor, the Trustee and any agent of the Company may treat the person in whose name a Debenture is registered as the absolute owner thereof for all purposes.

         Terms used herein without definition that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         Unless the Certificate of Authentication hereon has been executed by the Trustee under the Indenture referred to herein by the manual signature of one of its authorized officers, or on behalf of the Trustee by the manual signature of an authorized officer of the Trustees authenticating agent, this Debenture shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or by facsimile, and its corporate seal or a facsimile of its corporate seal to be imprinted hereon.

  Dated:  November 18, 1998

                                  U S WEST CAPITAL FUNDING, INC.


                                  By:  ________________________________
                                       Name:
                                       Title:

  (SEAL)

                                  By:  ________________________________
                                       Name:
                                       Title:



                          CERTIFICATE OF AUTHENTICATION



         This is one of the Securities of the series designated herein, issued under the Indenture described herein.

         THE FIRST NATIONAL BANK OF CHICAGO,
         as Trustee



         By:_____________________________________
                             Authorized Officer

                           GUARANTEE OF U S WEST, INC.

         FOR VALUE RECEIVED, U S WEST, Inc., a corporation duly organized and existing under the laws of the State of Delaware (the "Guarantor"), hereby unconditionally guarantees to the holder of the Debenture upon which this Guarantee is endorsed the due and punctual payment of the principal, premium, if any, and interest on said Debenture, when and as the same shall become due and payable, whether at maturity or otherwise, according to the terms thereof and of the Indenture referred to therein.

         The Guarantor agrees to determine, at least one business day prior to the date upon which a payment of principal, premium, if any, or interest on said Debenture is due and payable, whether U S WEST Capital Funding, Inc. (the "Company") has available the funds to make such payment as the same shall become due and payable. In case of the failure of the Company punctually to pay any such principal, premium, if any, or interest, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at maturity or otherwise, and as if such payment were made by the Company.

         The Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrevocable and absolute, irrespective of the validity, regularity, or enforceability of said Debenture or the Indenture, dated as of June 29, 1998 (the "Indenture"), by and among the Company, the Guarantor and The First National Bank of Chicago, as trustee, the absence of any action to enforce the same, any waiver or consent by the holder of said Debenture with respect to any provisions thereof, the recovery of any judgment against the Company or any action to enforce the same, or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to said Debenture or indebtedness evidenced thereby and all demands whatsoever and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in said Debenture and in this Guarantee.

         The Guarantor shall be subrogated to all rights of the holder of said Debenture against the Company in respect to any amounts paid by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not, without the consent of the holders of all of the Debentures then outstanding, be entitled to enforce or to receive any payments arising out of or based upon such right of subrogation until the principal, premium, if any, and interest on all Debentures of the Company known as "6 1/2% Debentures due 2018" shall have been paid in full or payment thereof shall have been provided for in accordance with said Indenture.

         Notwithstanding anything to the contrary contained herein, if following any payment of principal, premium, if any, or interest by the Company on the Debentures to the holders of the Debentures it is determined by a final decision of a court of competent jurisdiction that such payment shall be avoided by a trustee in bankruptcy (including any debtor-in-possession) as a preference under 11 U.S.C. ss. 547 and such payment is paid by such holder to such trustee in bankruptcy, then and to the extent of such repayment the obligations of the Guarantor hereunder shall remain in full force and effect.

         This Guarantee shall not be valid or become obligatory for any purpose with respect to a Debenture until the certificate of authentication of such Debenture shall have been signed by the Trustee or on its behalf by the Trustee's authenticating agent.

         This Guarantee shall be governed by the laws of the State of New York.

         IN WITNESS WHEREOF, U S WEST, Inc. has caused this Guarantee to be signed in its corporate name by the signature of two of its officers thereunto duly authorized and has caused its corporate seal to be affixed hereunto.

                                             U S WEST, INC.


                                             By: _____________________________
                                                 Name:
                                                 Title:

  (SEAL)

                                             By: _____________________________
                                                 Name:
                                                 Title:

     FOR  VALUE  RECEIVED,   the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s) unto

-----------------------------------------------------------------------------

         Please insert social security number or other identifying number of assignee:

         --------------------------------

         Please print or type name and address (including zip code) of assignee:

         --------------------------------
         --------------------------------
         --------------------------------
         --------------------------------


  the  within   Debenture  and  all  rights   thereunder,   hereby   irrevocably
  constituting and appointing _____________________ attorney to transfer said Debenture of U S WEST Capital Funding, Inc. on the books of U S WEST Capital Funding, Inc, with full power of substitution in the premises.

 --------------------------------------
  Dated:
         ------------------------------

         NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Debenture in every particular without alteration or enlargement or any change whatsoever.

  REGISTERED                                                   PRINCIPAL AMOUNT
  No. 2                                                        $200,000,000
  CUSIP 912912AR3

                         U S WEST CAPITAL FUNDING, INC.
                           6 1/2% Debentures due 2018
                   Unconditionally Guaranteed as to Payment of
                   Principal, Premium, if any and Interest by
                                 U S WEST, INC.

                  Unless and until it is exchanged in whole or in part for Debentures in definitive form, this Debenture may not be transferred except as a whole by the Depositary to a nominee of the Depositary, or by a nominee of the Depositary to the Depositary or another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, since the registered owner hereof, Cede & Co., has an interest herein.


         U S WEST Capital Funding, Inc., a corporation duly organized and existing under the laws of the State of Colorado (herein called the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of

                   $200,000,000 (Two Hundred Million Dollars)

  on November 15, 2018, by wire transfer of immediately available funds in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts and to pay interest semiannually on each May 15 and November 15, commencing May 15, 1999, on said principal sum at the rate per annum specified in the title of this Debenture, in the same manner, in like coin or currency, from the fifteenth day of May or November, as the case may be, to which interest on this Debenture has been paid preceding the date hereof (unless the date hereof is a May 15 or November 15 to which interest has been paid, in which case from the date hereof, or unless the date hereof is prior to the first payment of interest, in which case from November 18, 1998) until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, unless this Debenture shall be authenticated at a time when there is an existing default in the payment of interest on the Debentures, if the date hereof is between May 1 and the immediately following May 15 or is between November 1 and the immediately following November 15, this Debenture shall bear interest from such May 15 or November 15; provided, however, that if the Company shall default in the payment of interest due on such May 15 or November 15, then this Debenture shall bear interest from the next preceding date to which interest has been paid or, if no interest has been paid on this Debenture, from November 18, 1998. The interest so payable on any May 15 or November 15 will, subject to certain exceptions provided in the Indenture referred to herein, be paid to the person in whose name this Debenture shall be registered at the close of business on the May 1 prior to such May 15 or the November 1 prior to such November 15 unless such May 1 or November 1 shall be a Legal Holiday (as defined in said Indenture), in which event the next preceding day that is not a Legal Holiday. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

         This Debenture is one of the duly authorized issue of Debentures of the Company, designated as set forth herein (the "Debentures"), limited to the aggregate principal amount of $400,000,000, all issued or to be issued under and pursuant to an Indenture dated as of June 29, 1998, as amended, modified or supplemented from time to time (as so amended, modified or supplemented, the "Indenture"), duly executed and delivered by the Company and U S WEST, Inc. (the "Guarantor") to The First National Bank of Chicago, as trustee (herein referred to as the "Trustee"), to which Indenture and all Indentures supplemental thereto reference is hereby made for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Trustee, the Company, the Guarantor and the Holders (the words "Holders" or "Holder" meaning the registered holders or registered holder of the Debentures).

         In case an Event of Default shall occur and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

         The Indenture contains provisions permitting the Company, the Guarantor and the Trustee, with the written consent of the Holders of a majority in principal amount of the outstanding Securities of each series affected by a supplemental indenture (with each series voting as a class), to enter into a supplemental indenture to add any provisions to or to change or eliminate any provisions of the Indenture or of any supplemental indenture or to modify, in each case in any manner not covered by provisions in the Indenture relating to amendments and waivers without the consent of Holders, the rights of the Holders of each such series. The Holders of a majority in principal amount of the outstanding Securities of each series affected by such waiver (with each series voting as a class), by notice to the Trustee, may waive compliance by the Company or the Guarantor with any provision of the Indenture, any supplemental indenture or the Securities of any such series, except a Default in payment of the principal of or interest on any Security. However, without the consent of each Holder affected, an amendment or waiver may not: (1) reduce the amount of Securities whose Holders must consent to an amendment or waiver; (2) change the rate of or change the time for payment of interest on any Security; (3) change the principal of or change the fixed maturity of any Security; (4) waive a Default in the payment of the principal of or interest on any Security; (5) make any Security payable in money other than that stated in the Security; or (6) make any change in the provisions of the Indenture: (i) with respect to the right of the Holders of a majority in principal amount of any series of Securities, by notice to the Trustee, to waive an existing Default with respect to that series and its consequences; (ii) with respect to the right of any Holder of a Security to receive payment of principal of and interest on the Security, on or after the respective due dates expressed in the Security, the right of any Holder of a coupon to receive payment of interest due as provided in such coupon, or the right to bring suit for enforcement of any such payments on or after their respective dates; and (iii) described in this sentence.

         This Debenture will be redeemable at the option of the Company, in whole at any time or in part from time to time, at a redemption price equal to the greater of (i) 100% of the principal amount of this Debenture to be redeemed and (ii) the sum, as determined by the Quotation Agent (as defined below), of the present values of the principal amount of this Debenture to be redeemed and the remaining scheduled payments of interest on the principal amount of this Debenture to be redeemed from the redemption date to November 15, 2018 (the "Remaining Life"), discounted from their respective scheduled payment dates to the redemption date on a semiannual basis (assuming a 360-day year consisting of 30-day months) at the Treasury Rate (as defined below) plus 25 basis points, plus, in either case, accrued interest thereon to the date of redemption.

         "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the Remaining Life that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity with the Remaining Life.

         "Comparable Treasury Price" means, with respect to any redemption date, the average of five Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or if the Trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such quotations.

         "Quotation Agent" means the Reference Treasury Dealer appointed by the Company.

         "Reference Treasury Dealer" means each of: J.P. Morgan Securities Inc., Lehman Brothers Inc., Merrill Lynch Government Securities Inc. and Salomon Smith Barney Inc., and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

         "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

         "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual yield to maturity of the Comparable Treasury Issue, calculated on the third Business Day preceding such redemption date using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

         Notice of any redemption will be mailed at least 30 days but not more than 90 days before the redemption date to the Holder hereof at its registered address. Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the principal amount of this Debenture called for redemption.

         If money sufficient to pay the redemption price with respect to and accrued interest on the principal amount of this Debenture to be redeemed on the redemption date is deposited with the Trustee on or before the redemption date and certain other conditions are satisfied, then on and after such date, interest will cease to accrue on the principal amount of this Debenture called for redemption.

         Except as provided above, this Debenture is not redeemable by the Company prior to maturity and is not subject to any sinking fund.

         No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Debenture at the place, at the respective times, at the rate, and in the coin or currency herein prescribed.

         No director, officer, employee or stockholder, as such, of the Company or the Guarantor shall have any liability for any obligations of the Company under this Debenture or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder, by accepting this Debenture, waives and releases all such liability. The waiver and release are part of the consideration for the issue of this Debenture and the Guarantee endorsed hereon.

         The laws of the State of New York shall govern the Indenture and this Debenture.

         Ownership of Debentures shall be proved by the register for the Debentures kept by the Registrar. The Company, the Guarantor, the Trustee and any agent of the Company may treat the person in whose name a Debenture is registered as the absolute owner thereof for all purposes.

         Terms used herein without definition that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         Unless the Certificate of Authentication hereon has been executed by the Trustee under the Indenture referred to herein by the manual signature of one of its authorized officers, or on behalf of the Trustee by the manual signature of an authorized officer of the Trustees authenticating agent, this Debenture shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or by facsimile, and its corporate seal or a facsimile of its corporate seal to be imprinted hereon.

  Dated:  November 18, 1998

                                          U S WEST CAPITAL FUNDING, INC.


                                          By: ______________________________
                                              Name:
                                              Title:

  (SEAL)

                                          By: ______________________________
                                              Name:
                                              Title:



                          CERTIFICATE OF AUTHENTICATION



         This is one of the Securities of the series designated herein, issued under the Indenture described herein.

         THE FIRST NATIONAL BANK OF CHICAGO,
         as Trustee



         By:_____________________________________
                             Authorized Officer

                           GUARANTEE OF U S WEST, INC.

         FOR VALUE RECEIVED, U S WEST, Inc., a corporation duly organized and existing under the laws of the State of Delaware (the "Guarantor"), hereby unconditionally guarantees to the holder of the Debenture upon which this Guarantee is endorsed the due and punctual payment of the principal, premium, if any, and interest on said Debenture, when and as the same shall become due and payable, whether at maturity or otherwise, according to the terms thereof and of the Indenture referred to therein.

         The Guarantor agrees to determine, at least one business day prior to the date upon which a payment of principal, premium, if any, of or interest on said Debenture is due and payable, whether U S WEST Capital Funding, Inc. (the "Company") has available the funds to make such payment as the same shall become due and payable. In case of the failure of the Company punctually to pay any such principal, premium, if any, or interest, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at maturity or otherwise, and as if such payment were made by the Company.

         The Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrevocable and absolute, irrespective of the validity, regularity, or enforceability of said Debenture or the Indenture, dated as of June 29, 1998 (the "Indenture"), by and among the Company, the Guarantor and The First National Bank of Chicago, as trustee, the absence of any action to enforce the same, any waiver or consent by the holder of said Debenture with respect to any provisions thereof, the recovery of any judgment against the Company or any action to enforce the same, or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to said Debenture or indebtedness evidenced thereby and all demands whatsoever and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in said Debenture and in this Guarantee.

         The Guarantor shall be subrogated to all rights of the holder of said Debenture against the Company in respect to any amounts paid by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not, without the consent of the holders of all of the Debentures then outstanding, be entitled to enforce or to receive any payments arising out of or based upon such right of subrogation until the principal, premium, if any, and interest on all Debentures of the Company known as "6 1/2% Debentures due 2018" shall have been paid in full or payment thereof shall have been provided for in accordance with said Indenture.

         Notwithstanding anything to the contrary contained herein, if following any payment of principal, premium, if any, or interest by the Company on the Debentures to the holders of the Debentures it is determined by a final decision of a court of competent jurisdiction that such payment shall be avoided by a trustee in bankruptcy (including any debtor-in-possession) as a preference under 11 U.S.C. ss. 547 and such payment is paid by such holder to such trustee in bankruptcy, then and to the extent of such repayment the obligations of the Guarantor hereunder shall remain in full force and effect.

         This Guarantee shall not be valid or become obligatory for any purpose with respect to a Debenture until the certificate of authentication of such Debenture shall have been signed by the Trustee or on its behalf by the Trustee's authenticating agent.

         This Guarantee shall be governed by the laws of the State of New York.

         IN WITNESS WHEREOF, U S WEST, Inc. has caused this Guarantee to be signed in its corporate name by the signature of two of its officers thereunto duly authorized and has caused its corporate seal to be affixed hereunto.

                                       U S WEST, INC.


                                       By: _________________________________
                                           Name:
                                           Title:

  (SEAL)

                                       By: _________________________________
                                           Name:
                                           Title:

     FOR  VALUE  RECEIVED,   the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s) unto

-----------------------------------------------------------------------------

         Please insert social security number or other identifying number of assignee:

         --------------------------------

         Please print or type name and address (including zip code) of assignee:

         --------------------------------
         --------------------------------
         --------------------------------
         --------------------------------

  the  within   Debenture  and  all  rights   thereunder,   hereby   irrevocably
  constituting and appointing _____________________ attorney to transfer said Debenture of U S WEST Capital Funding, Inc. on the books of U S WEST Capital Funding, Inc, with full power of substitution in the premises.


  Dated:


         NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Debenture in every particular without alteration or enlargement or any change whatsoever.